Basis of Preparation	6 Months Ended
Jun. 30, 2018
Basis Of Presentation [Abstract]
Basis of preparation

1. Basis of preparation

The unaudited condensed consolidated interim financial statements included in this interim report have been prepared in accordance with International Accounting Standard ('IAS') 34 'Interim financial reporting' as adopted by the European Union ('EU'), the Disclosure Guidance and Transparency Rules sourcebook ('DTR') of the Financial Conduct Authority ('FCA') applicable to interim financial reporting and an Order under section 340 of the Australian Corporations Act 2001 issued by the Australian Securities and Investments Commission on 14 December 2015.

These unaudited condensed consolidated interim financial statements represent a ‘condensed set of financial statements’ as referred to in the DTR issued by the FCA. Accordingly, they do not include all of the information required for a full annual financial report and are to be read in conjunction with the Group’s annual financial statements for the year ended 31 December 2017 and any public announcements made by the Group during the interim reporting period. In addition, the impact of newly adopted accounting standards (IFRS 15 ‘Revenue from Contracts with Customers’, IFRS 9 ‘Financial Instruments’) which became applicable for the current reporting period and required the Group to change its accounting policies are disclosed on pages F-12 to F-21.

The 2017 annual financial statements were prepared on a going concern basis in accordance with the Companies Act 2006 applicable to companies reporting under International Financial Reporting Standards and in accordance with applicable UK law, applicable Australian law as amended by the Australian Securities and Investments Commission Order dated 14 December 2015 and Article 4 of the European Union IAS regulation and in accordance with:

-

International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB) and interpretations issued from time to time by the IFRS Interpretations Committee (IFRS IC) both as adopted by the European Union and which were mandatory for EU reporting as at 31 December 2017; and

-	International Financial Reporting Standards as issued by the IASB and interpretations issued from time to time by the IFRS IC which were mandatory as at 31 December 2017.

Accounting policies

The unaudited condensed consolidated interim financial statements have been drawn up on the basis of accounting policies, methods of computation and presentation consistent with those applied in the financial statements for the year ended 31 December 2017, and in the corresponding interim period, except for the change in accounting requirements set out below all of which were effective as at 1 January 2018 without restatement of prior years. This basis of accounting is referred to as ‘IFRS’ in this report.

The Group adopted IFRS 9 ‘Financial Instruments’, IFRS 15 ‘Revenue from Contracts with Customers’ and IFRIC 22 ‘Foreign Currency Transactions and Advance Consideration’ and a number of other minor amendments to IFRS on 1 January 2018. All of these pronouncements have been endorsed by the European Union (‘EU’).  Information on the transition impact of these new pronouncements is included in the ‘Change in Accounting Policies’ section below.

The Group has not early adopted any amendments, standards or interpretations that have been issued but are not yet effective.

The critical accounting judgements and key sources of estimation uncertainty for the half year are the same as those disclosed in the Group's consolidated financial statements for the year ended 31 December 2017.

The financial information by business unit and the geographic analysis of sales by destination provided on pages 12 to 15 and F-23 of this press release respectively, satisfy the disclosure requirements of IFRS 8 ‘Operating Segments’ for interim financial statements and also provide additional voluntary disclosure which the Group considers is useful to the users of the financial statements.

International financial reporting standards mandatory beyond 2018

IFRIC 23 ‘Uncertainty over Income Tax Treatments’, IFRS 16 ‘Leases’ and a number of minor amendments to IFRS are mandatory in 2019. The 2018 Conceptual Framework for Financial Reporting is effective in 2020 for preparers that develop an accounting policy based on the Framework. IFRS 17 ‘Insurance Contracts’ is mandatory in 2021.

IFRIC 23 changes the method of calculating provisions for uncertain tax positions. The pronouncement has not yet been endorsed by the EU.  The Group currently recognises provisions based on the most likely amount of the liability, if any, for each separate uncertain tax position. The interpretation requires a probability weighted average approach to be taken for issues for which there are a wide range of possible outcomes. For tax issues with a binary outcome, the most likely amount method still remains. The impact of adoption of IFRIC 23 is not currently expected to be material; however, the position will be monitored during the remainder of 2018.

Information on the Group’s implementation process to date for IFRS 16, which has been endorsed by the EU, was provided in the Group’s annual financial statements for the year ended 31 December 2017. A brief update on the implementation process is provided below and further information will be provided in the Group’s annual financial statements for the year ending 31 December 2018.

The 2018 Conceptual Framework describes the objective of, and the concepts for, general purpose financial reporting. The purpose of the Conceptual Framework is to:

a)	assist the International Accounting Standards Board (Board) to develop IFRS Standards (Standards) that are based on consistent concepts;
b)	assist preparers to develop consistent accounting policies when no Standard applies to a particular transaction or other event, or when a Standard allows a choice of accounting policy; and
c)	assist all parties to understand and interpret the Standards.

International financial reporting standards mandatory beyond 2018 (continued)

The Conceptual Framework is not a Standard. Nothing in the Conceptual Framework overrides any Standard or any requirement in a Standard. The Group is currently evaluating this pronouncement.

IFRS 17 provides consistent principles for all aspects of accounting for insurance contracts. The Group is currently evaluating this pronouncement.

IFRS 16

As noted in the 2017 Annual Report the Group currently expects to use the modified retrospective approach. The Group also expects to retain the classification of existing contracts as leases under current accounting standards (‘grandfathering’) instead of reassessing whether existing contracts are or contain a lease at the date of application of the new standard. Further, the Group does not currently intend to bring short term leases (12 months or fewer to run as at 1 January 2019 including reasonably certain options to extend) or low value leases on balance sheet. Costs for these items will continue to be expensed directly to the income statement.

IFRS 16 will result in higher assets and liabilities on the balance sheet. Information on the undiscounted amount of US$1.8 billion for the Group’s non-cancellable operating lease commitments as defined under IAS 17, the current leasing standard, as at 31 December 2017 is disclosed in note 31 to the 2017 Annual Report.  The present value, as defined under IFRS 16, of liabilities for those IAS 17 operating leases to be reflected on the balance sheet at 1 January 2019 will be included in net debt. There are a number of differences in definition between the two standards.  More information on the differences between the two standards is provided on page 119 of the 2017 Annual Report.

The Group is implementing a lease accounting system which will be used for the majority of the Group’s leases and work is currently ongoing on configuration of the system and data collection in preparation for data loading and testing. Work on preparing the system for go-live on 1 January 2019, including the provision of training on the system and amendments to processes, will continue throughout the second half of 2018. A separate contract linked system will be used for the Group’s shipping leases with a similar timeline to implementation.

Work on process improvements and the conclusion of accounting interpretations continues for IFRS 16. Practical application of new accounting pronouncements continues to develop, particularly in relation to IFRS 16 and the Group continues to monitor this.

Changes in accounting policies

This note explains the impact of the adoption of IFRS 9 ‘Financial Instruments’ and IFRS 15 ‘Revenue from Contracts with Customers’ on the Group’s financial statements and also discloses the new accounting policies applied from 1 January 2018, where these differ from those applied in prior periods. Prior period accounting policies are disclosed in note 1 to the 2017 Annual Report. The adoption of IFRIC 22 Foreign Currency Transactions and Advance Consideration and other minor changes to IFRS applicable for 2018 did not have a significant impact on the Group’s financial statements.

The impact on Equity attributable to owners of Rio Tinto as at 1 January 2018 of the adoption of IFRS 9 and IFRS 15 is as follows;

US $m
Equity attributable to owners of Rio Tinto as at 31 December 2017	44,711
IFRS 9 Impairment provision resulting from application of the Expected Credit Loss (‘ECL’) model and revaluations	(5)
IFRS 15 De-recognition of receivable arising from uplift transaction (see page F-20)	(164)
Restated equity attributable to owners of Rio Tinto as at 1 January 2018	44,542

1.	IFRS 9 Financial Instruments – Accounting policy applied from 1 January 2018
a)	Financial Assets

Classification and measurement

The Group classifies its financial assets into the following categories: those to be measured subsequently at fair value (either through other comprehensive income (‘FVOCI’) or through the income statement (‘FVPL’)) and those to be held at amortised cost.

Classification depends on the business model for managing the financial assets and the contractual terms of the cash flows.  Management determines the classification of financial assets at initial recognition. The Group’s policy with regard to financial risk management is set out in Note 30 of the 2017 Annual Report.   Generally, the Group does not acquire financial assets for the purpose of selling in the short term. The Group’s business model is primarily that of ‘Hold to collect’ (where assets are held in order to collect contractual cash flows). When the Group enters into derivative contracts, these transactions are designed to reduce exposures relating to assets and liabilities, firm commitments or anticipated transactions.

(i)	Financial assets held at amortised cost

This classification applies to debt instruments which are held under a hold to collect business model and which have cash flows that meet the ‘’Solely payments of principal and interest’’ (SPPI) criteria.

At initial recognition, trade receivables that do not have a significant financing component, are recognised at their transaction price.  Other financial assets are initially recognised at fair value plus related transaction costs; they are subsequently measured at amortised cost using the effective interest method. Any gain or loss on de-recognition or modification of a financial asset held at amortised cost is recognised in the income statement.

(ii)	Financial assets held at fair value through other comprehensive income (FVOCI)

This classification applies to the following financial assets:

•

Debt instruments that are held under a business model where they are held for the collection of contractual cash flows and also for sale (‘Collect and sell’) and which have cash flows that meet the SPPI criteria.  An example would be where trade receivable invoices for certain customers were factored from time to time.

All movements in the fair value of these financial assets are taken through other comprehensive income, except for the recognition of impairment gains or losses, interest revenue (including transaction costs by applying the effective interest method), gains or losses arising on de-recognition and foreign exchange gains and losses which are recognised in the income statement.  When the financial asset is derecognised, the cumulative fair value gain or loss previously recognised in other comprehensive income is reclassified to the income statement.

•

Equity investments where the Group has irrevocably elected to present fair value gains and losses on revaluation in other comprehensive income.  The election can be made for each individual investment however it is not applicable to equity investments held for trading.

Fair value gains or losses on revaluation of such equity investments, including any foreign exchange component, are recognised in other comprehensive income.  When the equity investment is derecognised, there is no reclassification of fair value gains or losses previously recognised in other comprehensive income to the income statement.  Dividends are recognised in the income statement when the right to receive payment is established.

(iii)	Financial assets held at fair value through profit or loss (FVPL)

This classification applies to the following financial assets, in all cases, transactions costs are immediately expensed to the income statement:

•

Debt instruments that do not meet the criteria of amortised cost or fair value through other comprehensive income. The Group has a significant proportion of trade receivables with embedded derivatives for provisional pricing. These receivables are generally held to collect but do not meet the SPPI criteria and as a result must be held at FVPL.

Subsequent fair value gains or losses are taken to the income statement.

•	Equity Investments which are held for trading or where the FVOCI election has not been applied.

All fair value gains or losses and related dividend income are recognised in the income statement.

•	Derivatives which are not designated as a hedging instrument.

All subsequent fair value gains or losses are recognised in the income statement.

a)	Financial liabilities

Borrowings and other financial liabilities (including trade payables but excluding derivative liabilities) are recognised initially at fair value, net of transaction costs incurred, and are subsequently measured at amortised cost.

The Group participates in supply chain finance arrangements whereby vendors may elect to receive early payment of their invoice from a bank by factoring their receivable from Rio Tinto.  These arrangements do not modify the terms of the original liability, and therefore financial liabilities subject to supply chain finance continue to be classified as trade payables.

b)	Impairment of financial assets

A forward looking expected credit loss (ECL) review is required for; debt instruments measured at amortised cost or held at fair value through other comprehensive income; loan commitments and financial guarantees not measured at fair value through profit or loss; lease receivables and trade receivables that give rise to an unconditional right to consideration.

As permitted by IFRS 9, the Group applies the ‘simplified approach’ to trade receivable balances and the ‘general approach’ to all other financial assets. The general approach incorporates a review for any significant increase in counterparty credit risk since inception.  The ECL reviews include assumptions about the risk of default and expected loss rates.  For trade receivables, the assessment takes into account the use of credit enhancements, for example, letters of credit.  Impairments for undrawn loan commitments are reflected as a provision.

c)	Derivatives and hedge accounting

The Group applies the hedge accounting requirements under IFRS 9 and its hedging activities are discussed in Note 30 of the 2017 Annual Report with movements on hedging reserves disclosed in Note 29.  Where applicable, the Group may defer the costs of hedging including currency basis spreads, forward points and the time value of options.

1.	Impact of transition to IFRS 9 Financial Instruments as at 1 January 2018

The Group adopted IFRS 9 Financial Instruments on 1 January 2018, which resulted in changes in accounting policies and adjustments to the amounts recognised in the financial statements as at this date.   The standard replaced the provisions of IAS 39 that relate to the recognition, classification and measurement of financial assets and financial liabilities; de-recognition of financial instruments; impairment of financial assets; and hedge accounting.  The new accounting policies relating to financial instruments are set out on pages F-13 and F-14.

For transition, the Group has elected to apply the limited exemption in IFRS 9 relating to the classification, measurement and impairment requirements for financial assets and accordingly has not restated comparative periods.  Any resulting adjustments to carrying values in the opening balance sheet have been recognised in opening retained earnings at 1 January 2018.  The Group has elected for retrospective application for certain aspects of hedge accounting in particular relating to the treatment of the cost of hedging.

The Group applies the new forward looking expected credit loss model required by IFRS 9, using the simplified approach for its trade receivables portfolio review and the general approach for all other financial assets as required by the standard.

The impact of transition to IFRS 9 on the Group’s opening retained earnings as at 1 January 2018 is as follows;

US$m
Closing retained earnings 31 December 2017	23,761
Costs of hedging adjustment	(22)
Reclassification of equity investments from available for sale to FVPL	12
Impairment provision resulting from the application of the ECL model	(7)
Tax impact	1
Revaluation of funds	1
Adjustment to retained earnings from adoption of IFRS 9 on 1 January 2018 (sub-total)	(15)
Opening retained earnings 1 January 2018 – IFRS 9 (before restatement for IFRS 15)	23,746

a)	Classification and measurement of financial assets

On 1 January 2018, the Group’s management assessed the classification of its financial assets on the basis of the contractual terms of their cash flows and the business model by which they are managed.

Financial assets have been classified into the appropriate IFRS 9 categories below.  Refer to pages F-13 and F-14 for the Groups revised financial asset classification and measurement policies.

IFRS 9 classification at 1 January 2018		Held at FVPL	Held at FVOCI (designated)	Held at Amortised Cost
IAS 39 classification at 1 January 2018	Total	Held for trading	Available for sale	Loans & receivable, Held to maturity
	US$m	US$m	US$m	US$m
Opening Balance – IAS 39	15,288	1,482	136	13,670
Cash and cash equivalents(i)(iv) Reclassification of money market funds from amortised cost to FVPL	-	7,813	-	(7,813)
Trade and other receivables(ii)(iv) Reclassification of trade and other receivables from amortised cost to FVPL	-	1,316	-	(1,316)
Investments in equity shares and funds(iii) Reclassification of investments from available for sale to FVPL	-	90	(90)	-
Other investment including loans Reclassification of a financial asset from held to maturity to FVPL	-	6	-	(6)
Opening balance - IFRS 9 (excluding expected credit losses and revaluation of funds)	15,288	10,707	46	4,535
Impairment provision resulting from the application of the ECL model	(7)
Revaluation of funds	1
Opening balance - IFRS 9 (including expected credit losses and revaluation of funds)	15,282

The material reclassification adjustments related to:

(i)

Money market funds of US$7.8 billion did not meet the strict solely principal and interest on principal (SPPI) criteria resulting in a reclassification from amortised cost to FVPL.  These instruments continue to meet the IAS 7 “Statement of Cash Flows” criteria for classification as cash and cash equivalents and will continue to be included within net debt, as disclosed in Note 24 of the Group’s 2017 financial statements.

(ii)

Trade receivables of US$1.3 billion with embedded derivatives (relating to provisional pricing terms at the time control of goods passed) did not meet the SPPI criteria; these balances are considered in their entirety for classification purposes under IFRS 9.

(iii)	Investments not meeting the SPPI test have been reclassified to FVPL.
(iv)	Due to the short term nature of these financial assets the fair value of the reclassified assets does not differ significantly from their amortised cost.

The table below shows the classification and measurement of financial assets at 30 June 2018. This disclosure is only required for full year reporting on an ongoing basis but is provided in the 2018 interim accounts to support the transition disclosure:

	Total	Held at FVPL	Held at FVOCI (designated)	Held at Amortised Cost
Financial assets	US$m	US$m	US$m	US$m
Cash and cash equivalents	5,989	3,130	-	2,859
Trade and other receivables(a)	2,713	765	-	1,948
Investments in equity shares and funds	141	81	60	-
Other investments, including loans	2,187	2,172	-	15
Forward contracts designated as hedges	24	24	-	-
Forward contracts and option contracts not designated as hedges	281	281	-	-
Derivatives related to net debt	63	63	-	-
Loans to equity accounted units including quasi equity loans	179	-	-	179
	11,577	6,516	60	5,001
(a)

Trade and other receivables exclude non-financial assets such as pension surpluses, prepayment of tolling charges to joint operations and other prepayments within other receivables and will therefore differ to the amounts shown in the balance sheet.

b)	Retained earnings and reserves

	Effect on Available for sale ('AfS') reserve	Effect on FVOCI reserve	Costs of hedging reserve	Cash flow hedge reserve	Effect on retained earnings
	US$m	US$m	US$m	US$m	US$m
Closing balance - 31 December 2017	20	-	-	32	23,761
Reclassification of equity investments from AfS(v)	(20)	8	-	-	12
Impact of costs of hedging adjustment(vi)	-	-	26	(4)	(22)
Impairment provisions(vii)	-	-	-	-	(7)
Tax Impact	-	-	-	-	1
Re-measurement of funds	-	-	-	-	1
Total Impact	(20)	8	26	(4)	(15)
Opening balance – 1 January 2018	-	8	26	28	23,746
(v)	The Group has elected to classify certain equity investments as fair value through OCI.
(vi)	The costs of hedging adjustment is explained in (c) below.

(vii) The impairment provision is explained in (d) below.

c)	Derivatives and hedging activities

The Group’s risk management strategies and associated hedge documentation have been aligned with the requirements of IFRS 9 and existing hedging relationships under IAS 39 have been treated as continuing hedges.

Amendments to the hedge accounting rules under the new standard have allowed the Group to apply hedge accounting to the aluminium forward and option contracts embedded in the electricity purchase contracts of certain aluminium smelters thus reducing volatility in the income statement.

IFRS 9 allows for the deferral of certain costs of hedging including foreign currency basis spreads. The Group has designated cross currency interest rate swaps as hedging instruments and excluded the foreign currency basis spreads from the hedge relationship. Changes in the foreign currency basis spread are included in a cost of hedging reserve and will be subsequently recycled to profit or loss as the hedged item impacts on profit or loss. The retrospective application for the treatment of foreign currency spreads has resulted in a transfer of US$22 million from retained earnings to the cost of hedging reserve and a transfer of US$4 million from the cash flow hedge reserve to the cost of hedging reserve.

d)	Impairment of financial assets

The Group implemented the new forward looking expected credit loss model which is required for certain financial instruments.  The simplified approach was used for the trade receivables portfolio and the general approach was applied to all other financial assets requiring review.   The transition impact of US$7 million on opening retained earnings is disclosed on page F-15.

1.	IFRS 15 Revenue from contracts with customers – Accounting policy applied from 1 January 2018

Recognition and measurement

The Group recognises sales revenue related to the transfer of promised goods or services when control of the goods or services passes to the customer. The amount of revenue recognised reflects the consideration to which the Group is or expects to be entitled in exchange for those goods or services.

Sales revenue is recognised on individual sales when control transfers to the customer. In most instances, control passes and sales revenue is recognised when the product is delivered to the vessel or vehicle on which it will be transported once loaded, the destination port or the customer’s premises. There may be circumstances when judgment is required based on the five indicators of control below.

-	The customer has the significant risks and rewards of ownership and has the ability to direct the use of, and obtain substantially all of the remaining benefits from the good or service;
-

The customer has a present obligation to pay in accordance with the terms of the sales contract. For shipments under the Incoterms Cost, Insurance and Freight (CIF)/ Carriage Paid to (CPT)/ Cost and Freight (CFR) this is generally when the ship is loaded, at which time the obligation for payment is for both product and freight;

-

The customer has accepted the asset. Sales revenue may be subject to adjustment if the product specification does not conform to the terms specified in the sales contract but this does not impact the passing of control. Assay and specification adjustments have been immaterial historically;

-	The customer has legal title to the asset. The Group usually retains legal title until payment is received for credit risk purposes only.
-

The customer has physical possession of the asset. This indicator may be less important as the customer may obtain control of an asset prior to obtaining physical possession, which may be the case for goods in transit.

The Group sells a significant proportion of its products on Cost and Freight (CFR) or Cost, Insurance & Freight (CIF) Incoterms. This means that the Group is responsible (acts as principal) for providing shipping services and, in some instances, insurance after the date at which control of goods passes to the customer at the loading port. The Group therefore has separate performance obligations for freight and insurance services that are provided solely to facilitate sale of the commodities it produces. Other Incoterms commonly used by the Group are Free on Board (FOB), where the Group has no responsibility for freight or insurance once control of the goods has passed at the loading port, and Delivered at Place (DAP) where control of the goods passes when the product is delivered to the agreed destination. For these Incoterms there is only one performance obligation, being for provision of product at the point where control passes.

The Group’s products are sold to customers under contracts which vary in tenure and pricing mechanisms, including some volumes sold in the spot market. Pricing for iron ore is on a range of terms, the majority being either monthly or quarterly average pricing mechanisms, with a smaller proportion of iron ore volumes being sold on the spot market.

Within each sales contract, each tonne of product shipped is a separate performance obligation. Revenue is generally recognised at the contracted price as this reflects the stand- alone selling price.

Sales revenue excludes any applicable sales taxes. Mining royalties payable are presented as an operating cost or, where they are in substance a profit-based tax, within taxation.

Sales of copper concentrate are stated net of the treatment and refining charges which will be required to convert it to an end product.

Certain of the Group’s products may be provisionally priced at the date revenue is recognised, however, substantially all iron ore and aluminium sales are reflected at final prices in the results for the period. The final selling price for all provisional priced products is based on the price for the quotational period stipulated in the contract. Final prices for copper concentrate are normally determined between 30 to 180 days after delivery to the customer. The change in value of the provisionally priced receivable is based on relevant forward market prices and is included in sales revenue as noted above.

Presentation and disclosures

Consolidated sales revenue as reported in the income statement comprises sales to third parties. Certain of the Group’s products may be provisionally priced at the date revenue is recognised. Sales revenue includes revenue from contracts with customers, which is accounted for under IFRS 15 ‘Revenue from Contracts with Customers’ and subsequent movements in provisionally priced receivables which are accounted for under IFRS 9 ‘Financial Instruments’.  A breakdown of sales revenue between these two amounts is disclosed in the product analysis on page F-23 and further detail on provisional pricing is given below. Sales revenue as disclosed in this press release includes revenue from movements in provisionally priced receivables, consistent with the treatment in prior periods.

The Group considers that the impact of economic factors on its sales revenue, particularly pricing and volumes, is best understood by reference to the disclosure of sales revenue by product group and sales destination on page F-23. The analysis of provisional pricing adjustments by commodity in the product analysis on page F-23 shows which products are subject to price volatility post the transfer of control. With the exception of Oyu Tolgoi, which sells copper concentrate to China, this price uncertainty is largely resolved at the period end.

The Group does not disclose sales revenue from freight and insurance services separately as it does not consider that this is necessary in order to understand the impact of economic factors on the Group; the Group’s Chief Executive, the Chief Operating Decision Maker, as defined under IFRS 8, ‘Operating Segments’), does not review information specifically relating to these sources of revenue in order to evaluate the performance of business segments and Group information on these sources of revenue is not provided externally. The Group does provide information on freight revenue for the iron ore and bauxite businesses on pages 16 to 19 to help stakeholders understand Free on Board (FOB) operating margins for those products.

Typically, the Group has a right to payment before or at the point that control of the goods passes including a right, where applicable, to payment for provisionally priced products and unperformed freight and insurance services.  Cash received before control passes is recognised as a contract liability.  The amount of consideration does not contain a significant financing component as payment terms are less than one year.

Revenues from the sale of significant by-products, such as gold, are included in sales revenue. Sundry revenue e.g. sales of surplus power, incidental to the main revenue-generating activities of the operations, is treated as a credit to operating costs.

Third-party commodity swap arrangements principally for delivery and receipt of smelter grade alumina are offset within operating costs.

2.	Impact of transition to IFRS 15 Revenue from contracts with customers

IFRS 15 replaces IAS 18 Revenue. The core principle of IFRS 15 is that an entity recognises revenue related to the transfer of promised goods or services when control of the goods or services passes to the customer. The amount of revenue recognised should reflect the consideration to which the entity expects to be entitled in exchange for those goods or services.

The Group has adopted the modified transitional approach to implementation and the new standard has therefore been applied only to contracts that remain in force at 1 January 2018.  A US$164 million (US$235 million pre-tax) transition adjustment has been recognised in retained earnings on transition at 1 January 2018 without adjustment of comparatives.  The adjustment reduces trade and other receivables by US$235 million and deferred tax liabilities by US$71 million.

The transition adjustment related to an ‘uplift’ arrangement with a partner in a joint operation whereby sales revenue was recognised under IAS 18 when the Group sold product from other operations to its partner to allow it to meet its contractual obligations when insufficient product was available in the jointly owned operation. The Group recognised an asset for product which will be receivable from the partner out of the partner’s share of future production of the joint operation. Under IFRS 15, such transactions with partners in joint operations cannot be recognised as sales revenue. The US$235 million receivable has accumulated over prior years. The change in accounting has no impact on the commercial arrangement or current or future cash flows. Under IFRS 15, sales revenue is recognised in the income statement when product is received from the partner and sold to a customer of the Group. The impact for the six months is a US$10 million decrease in sales revenue compared with the amount that would have been reflected under IAS 18. The impact of all other measurement differences identified between IAS 18 and IFRS 15 was immaterial at 1 January 2018 and 30 June 2018.